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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2000


                            THE PATHWAYS GROUP, INC.
            (Exact Name of The Company as Specified in Its Charter)

          Delaware                  000-24119                  91-1617556
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)

             14201 N.E. 200th Street, Woodinville, Washington   98072
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(Address of Principal Executive Offices)                      (Zip Code)

                                  425.483.3411
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             (The Company's Telephone Number, Including Area Code)


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         (Former name or former address, if changed since last report)











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ITEM 4. CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT.

        (a)(1)

        (i) The Company's auditors, PricewaterhouseCoopers LLP resigned as the Company's auditors on October 20, 2000.

        (ii) The report of PricewaterhouseCoopers LLP on the Company's financial statements for the fiscal year ended December 31, 1999 included a statement that the The Company has incurred recurring losses and negative cash flows from operations and has deficits in working capital. PricewaterhouseCoopers LLP stated that there was substantial doubt about the ability of the Company to continue as a going concern. The opinion of PricewaterhouseCoopers LLP was not qualified or modified as to audit scope or accounting principles. The Company did not disagree with such statements.

        (iii) Not applicable.

        (iv) There were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

        (v) Not applicable.

        (a)(2) The Company is in the process of retaining its new independent auditors.

           (i) Not applicable.

           (ii) Not applicable.

        (b) Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS.

        16.1 Letter from PricwaterhouseCoopers LLP, dated October 20, 2000.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the the Company has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       THE PATHWAYS GROUP, INC.


                                       By /s/ ROBERT E. BOECK
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                                          Robert E. Boeck
                                          Senior Vice President-Finance,
                                          Chief Financial Officer and Treasurer


Date: October 27, 2000